EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Azur Holdings, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald H. Goree, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2006	By:	/s/ Donald Goree
Donald H Goree Chief Executive Officer and Chairman of the Board